GOLDMAN SACHS TRUST

Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R Shares

and Class T Shares of the

Goldman Sachs Dynamic Emerging Markets Debt Fund

(the “Fund”)

Supplement dated October 27, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated July 28, 2017, each as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE AND INVESTMENT POLICY

At a meeting held on October 11-12, 2017, the Board of Trustees (the “Board”) of the Goldman Sachs Trust approved certain changes to the Fund’s name, investment objective and principal investment strategy. After the close of business on December 26, 2017 (the “Effective Date”), the Fund’s name will change to the “Goldman Sachs Total Emerging Markets Income Fund.” In addition, the Fund’s new investment objective will be to seek current income. As a secondary objective, the Fund will seek capital appreciation. The Fund’s current investment objective is to seek a high level of total return consisting of income and capital appreciation.

The Fund will continue to invest in emerging markets debt and currencies of issuers in emerging market countries. However, after the Effective Date, the Fund will also invest in equity investments. Accordingly, after the Effective Date, the Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, exchange-traded funds, futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. Dollars or in non-U.S. currencies. The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its Net Assets to fixed income investments and of approximately 40% of its Net Assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views, or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

In light of these changes, Raymond Chan will become a portfolio manager of the Fund. Samuel Finkelstein will continue to serve as a portfolio manager of the Fund.

In addition, at an upcoming meeting of the Fund’s Board, the Investment Adviser will seek the Board’s approval to remove the potential to impose a redemption fee on the Fund’s shares. If approved, as of the Effective Date, the Fund would no longer charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 days or less and all references to the “Dynamic Emerging Markets Debt Fund” with regards to redemption fees in the Prospectus and Summary Prospectus would be removed in their entirety.

In addition, effective January 1, 2018, the Fund will declare and pay net investment income dividends monthly. Currently, the Fund declares daily and pays monthly net investment income dividends.

Accordingly, after the close of business on December 26, 2017, the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

All references in the Prospectus, Summary Prospectus and SAI to the “Goldman Sachs Dynamic Emerging Markets Debt Fund” are replaced with “Goldman Sachs Total Emerging Markets Income Fund.”

The “Goldman Sachs Dynamic Emerging Markets Debt Fund—Summary—Investment Objective” section of the Prospectus is replaced with the following:

The Goldman Sachs Total Emerging Markets Income Fund (the “Fund”) seeks current income and as a secondary objective the Fund seeks capital appreciation.

The “Investment Objective” section of the Summary Prospectus is replaced with the following:

The Fund seeks current income and as a secondary objective the Fund seeks capital appreciation.

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Dynamic Emerging Markets Debt Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus and the “Fees and Expenses of the Fund” section of the Summary Prospectus:

	Class A		Class C	Institutional		Investor		Class R		Class T
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[2]	0.80%		0.80%	0.80%		0.80%		0.80%		0.80%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None		0.50%		0.25%
Other Expenses[3]	1.29%		1.54%	1.20%		1.29%		1.29%		1.29%
Service Fees	Non	e	0.25%	Non	e	Non	e	Non	e	Non	e
All Other Expenses	1.29%		1.29%	1.20%		1.29%		1.29%		1.29%
Acquired Fund Fees and Expenses[4]	0.11%		0.11%	0.11%		0.11%		0.11%		0.11%
Total Annual Fund Operating Expenses[5]	2.45%		3.20%	2.11%		2.20%		2.70%		2.45%
Fee Waiver and Expense Limitation[6]	(1.25)%		(1.24)%	(1.25)%		(1.24)%		(1.25)%		(1.25)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[5]	1.20%		1.96%	0.86%		0.96%		1.45%		1.20%

[2]	The Fund’s “Management Fees” have been restated to reflect current fees.
[3]	The “Other Expenses” for Class T Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.
[4]	The “Acquired Fund Fees and Expenses” have been restated to reflect expenses expected to be incurred during the current fiscal year.

[5]	The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
[6]	The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.024% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces in its entirety the “Goldman Sachs Dynamic Emerging Markets Debt Fund—Summary—Expense Example” section of the Prospectus and “Expense Example” section of the Summary Prospectus:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class T Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class T Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year).

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$567	$1,065	$1,589	$3,020
Class C Shares
– Assuming complete redemption at end of period	$299	$870	$1,566	$3,418
– Assuming no redemption	$199	$870	$1,566	$3,418
Institutional Shares	$88	$540	$1,019	$2,342
Investor Shares	$98	$569	$1,066	$2,437
Class R Shares	$148	$720	$1,318	$2,940
Class T Shares	$369	$878	$1,413	$2,874

The following replaces in its entirety the “Goldman Sachs Dynamic Emerging Markets Debt Fund—Summary—Principal Strategy” section in the Prospectus and “Principal Strategy” section in the Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, exchange-traded funds (“ETFs”), futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. Dollars or in

non-U.S. currencies. The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its Net Assets to fixed income investments and of approximately 40% of its Net Assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views, or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

The Investment Adviser seeks to build a portfolio across the emerging markets consistent with the Fund’s overall risk budget as well as top-down and bottom-up investment views. As market conditions change, the volatility and attractiveness of countries, regions, sectors, securities and strategies can change, representing opportunities for the Investment Adviser to dynamically adjust the Fund’s investments within and across asset classes.

Allocation of the Fund’s investments is determined by the Investment Adviser’s assessment of a security’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact country, sector and industry weightings. The largest weightings in the Fund’s portfolio are given to securities the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio relative risk. The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating securities.

Fixed Income Investments.  The Fund may invest in all types of foreign and emerging market country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations;
⬛	Repurchase agreements with respect to the foregoing; and
⬛	Affiliated and unaffiliated investment companies (including ETFs) with similar economic exposures to the foregoing.

Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated.

Equity Investments.  The Fund may invest in a diversified portfolio of equity investments in emerging market country issuers. Such equity investments may include affiliated and unaffiliated investment companies (including ETFs), futures and other instruments with similar economic exposures.

Other Investments.  The Fund may also make currency investments, particularly longer-dated forward contracts that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. Additionally, the Fund intends to use structured securities and derivatives, including but not limited to credit linked notes, financial futures contracts, treasury futures contracts, forward contracts, total return swap contracts, credit default swap contracts, and interest rate swap contracts, to attempt to improve the performance of the Fund, to hedge the Fund’s investments, and/or to gain exposure to certain countries or currencies. The Fund can invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An emerging market country issuer is an issuer economically tied to an emerging market country.

The Fund’s benchmark index is the Total Emerging Markets Income Fund Composite Index, which is comprised of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (20%).

In the “Goldman Sachs Dynamic Emerging Markets Debt Fund—Summary—Principal Risks of the Fund” section in the Prospectus and “Principal Risks of the Fund” section in the Summary Prospectus, the “Non-Diversification Risk” is deleted in its entirety and the following risks are added:

Expenses Risk.  By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the other pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Market Risk.  The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Sector Risk.  To the extent the Fund focuses its investments in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions or developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Stock Risk.  Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

The following replaces in its entirety the first paragraph under the “Goldman Sachs Dynamic Emerging Markets Debt Fund—Summary—Performance” section in the Prospectus and “Performance” section in the Summary Prospectus:

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class T Shares compare to those of certain broad-based securities market indices and to the Dynamic Emerging Markets Debt Fund Composite Index, a custom benchmark comprised of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (50%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (25%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (25%). Through December 26, 2017, the Fund had been known as the Goldman Sachs Dynamic Emerging Markets Debt Fund, and its investment objective and certain of its strategies differed. Performance information prior to this date reflects the Fund’s former investment objective and strategies. As a result, the Fund’s performance may differ substantially from the performance information shown below for the period prior to December 26, 2017. In addition, effective December 27, 2017, the Fund’s benchmark changed from the Dynamic Emerging Markets Debt Fund Composite Index to the Total Emerging Markets Income Fund Composite Index, a custom benchmark comprised of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (20%). The Investment Adviser believes that the Total Emerging Markets Income Fund Composite Index is a more appropriate benchmark against which to measure the performance of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The following replaces in its entirety the “Portfolio Manager” subsection of the “Goldman Sachs Dynamic Emerging Markets Debt Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Portfolio Managers:  Samuel Finkelstein, Managing Director, Global Head of Emerging Markets Strategies, has managed the Fund since 2013 and Raymond Chan, CFA, Managing Director, has managed the Fund since 2017.

Under the “Investment Management Approach—Investment Objective” section of the Prospectus, the reference to the “Dynamic Emerging Markets Debt Fund” is removed from the first sentence and the following is added before the first sentence:

The Total Emerging Markets Income Fund seeks current income and as a secondary objective the Fund seeks capital appreciation.

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Dynamic Emerging Markets Debt Fund” section of the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, ETFs, futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. Dollars or in non-U.S. currencies. The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its Net Assets to fixed income investments and of approximately 40% of its Net Assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views, or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

The Investment Adviser seeks to build a portfolio across the emerging markets consistent with the Fund’s overall risk budget as well as top-down and bottom-up investment views. As market conditions change, the volatility and attractiveness of countries, regions, sectors, securities and strategies can change, representing opportunities for the Investment Adviser to dynamically adjust the Fund’s investments within and across asset classes.

Allocation of the Fund’s investments is determined by the Investment Adviser’s assessment of a security’s upside potential and downside risk, how attractive it appears relative to other holdings, and how the addition will impact country, sector and industry weightings. The largest weightings in the Fund’s portfolio are given to securities the Investment Adviser believes have the most upside return potential relative to their contribution to overall portfolio relative risk. The Fund’s investments are selected using a strong valuation discipline to purchase what the Investment Adviser believes are well-positioned, cash-generating securities.

Fixed Income Investments.  The Fund may invest in all types of foreign and emerging market country fixed income securities, including the following:

⬛	Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
⬛	Interests in structured securities;
⬛	Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
⬛	Loan participations;
⬛	Repurchase agreements with respect to the foregoing; and
⬛	Affiliated and unaffiliated investment companies (including ETFs) with similar economic exposures to the foregoing.

Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.

The Fund may invest in securities without regard to credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated.

Equity Investments.  The Fund may invest in a diversified portfolio of equity investments in emerging market country issuers. Such equity investments may include affiliated and unaffiliated investment companies (including ETFs), futures and other instruments with similar economic exposures.

Other Investments.  The Fund may also make currency investments, particularly longer-dated forward contracts that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. Additionally, the Fund intends to use structured securities and derivatives, including but not limited to credit linked notes, financial futures contracts, treasury futures contracts, forward contracts, total return swap contracts, credit default swap contracts, and interest rate swap contracts, to attempt to improve the performance of the Fund, to hedge the Fund’s investments, and/or to gain exposure to certain countries or currencies. The Fund can invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, such countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America.

An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to an emerging market country, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in an emerging market country;
⬛	Has its principal office in an emerging market country;
⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more emerging market countries;
⬛	Maintains 50% or more of its assets in one or more emerging market countries; or
⬛	Is otherwise determined to be economically tied to an emerging market country by the Investment Adviser in its discretion.

For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund’s benchmark index is the Total Emerging Markets Income Fund Composite Index, which is comprised of the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (20%). The MSCI Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2017 the MSCI Emerging Markets Index (Net, USD, Unhedged) consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. This Index offers an exhaustive representation of the emerging markets by targeting all companies with a market capitalization within the top 85% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The J.P. Morgan Government Bond Index—Emerging Markets

(GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds. The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

The following rows are added to the “Goldman Sachs Dynamic Emerging Markets Debt Fund” column in the “Investment Practices” table under the “Investment Management Approach—Principal Investment Strategies—Investment Practices” section of the Prospectus:

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the strategies of the Fund
—	Not permitted

Total Emerging Markets Income Fund

Equity and Index Swaps	•

Initial Public Offerings (“IPOs”)	•

Unseasoned Companies	•

The following rows are added to the “Goldman Sachs Dynamic Emerging Markets Debt Fund” column in the “Investment Management Approach—Principal Investment Strategies—Investment Securities” section of the Prospectus:

10	Percent of total assets (italic type)
10	Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the strategies of the Fund
—	Not permitted

Total Emerging Markets Income Fund

Depositary Receipts	•

Equity Investments	•

Fixed Income Securities	•

Participation Notes	•

Real Estate Investment Trusts (“REITs”)	•

The following replaces the existing rows to the “Goldman Sachs Dynamic Emerging Markets Debt Fund” column in the table under the “Risks of the Funds” section of the Prospectus:

✓	Principal Risk
•	Additional Risk

Total Emerging Markets Income Fund

Market	✓

Non-Diversification

Sector	✓

The following rows are added to the “Goldman Sachs Dynamic Emerging Markets Debt Fund” column in the table under the “Risks of the Funds” section of the Prospectus:

✓	Principal Risk
•	Additional Risk

Total Emerging Markets Income Fund

Asset Allocation	•

Banking Industry	•

Currency	•

Depositary Receipts	•

Expenses	✓

Foreign Custody	•

Investment Style	•

IPO	•

Mid-Cap and Small-Cap	•

Participation Notes	•

Stock	✓

Under the “Risks of the Funds” section of the Prospectus, “Dynamic Emerging Markets Debt Fund” is removed from “Non-Diversification Risk” and the following are added:

Asset Allocation Risk—The Fund’s allocations to the various asset classes may cause the Fund to underperform other funds with a similar investment objective. It is possible that the Investment Adviser will allocate Fund assets to asset classes that perform poorly or underperform other investments under various market conditions.

Banking Industry Risk—An adverse development in the banking industry may affect the value of the Total Emerging Markets Income Fund’s investments more than if the Fund was not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

Currency Risk—Changes in currency exchange rates may adversely affect the value of the Total Emerging Markets Income Fund’s securities denominated in foreign currencies. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Total Emerging Markets Income Fund does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Fund may from time to time attempt to hedge all or a portion of its currency risk using a variety of techniques, including currency futures, forwards and options. However, these instruments may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument. For certain emerging market currencies, suitable hedging instruments may not be available.

Depositary Receipts Risk—Foreign securities may trade in the form of depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and Taiwanese Depositary Receipts (“TDRs”) (collectively “Depositary Receipts”). To the extent the Total Emerging Markets Income Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

Expenses Risk—By investing in pooled investment vehicles (including investment companies, ETFs and money market funds) indirectly through the Fund, the investor will incur not only a proportionate share of the expenses of the pooled investment vehicles held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Foreign Custody Risk—The Total Emerging Markets Income Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often underdeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investment Style Risk—Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Total Emerging Markets Income Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

IPO Risk—The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. The purchase of IPO shares may involve high transaction costs. Investments in IPO shares, which are subject to market risk and liquidity risk, involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time.

Mid-Cap and Small-Cap Risk—The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Total Emerging Markets Income Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Participation Notes Risk—The Total Emerging Markets Income Fund may use participation notes to gain exposure to certain markets in which it cannot invest directly. Participation notes are designed to track the return of a particular underlying equity or debt security, currency, or market. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. In addition, the Total Emerging Markets Income Fund has no rights under participation notes against the issuer of the underlying security and must rely on the creditworthiness of the counterparty to the transaction.

Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.

The following replaces in its entirety the first paragraph under the “Service Providers—Fund Managers” section of the Prospectus:

The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Funds’ portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Funds’ portfolios. With respect to the Total Emerging Markets Income Fund, Raymond Chan, CFA, has joint responsibility for asset allocation decisions and is not responsible for security selection.

The following subsection is added to the “Service Providers—Fund Managers” section of the Prospectus:

Goldman Sachs Global Portfolio Solutions (“GPS”) Group

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Raymond Chan, CFA Managing Director	Portfolio Manager— Total Emerging Markets Income Fund	Since 2017	Mr. Chan is a senior portfolio manager and head of the Markets team within the Global Portfolio Solutions (“GPS”) Group in GSAM. He serves on the GPS Investment Core. He joined the Investment Adviser in 2004.

The following replaces the first two sentences of the second paragraph of the “Introduction” section of the SAI:

Each Fund other than the Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Strategic Macro Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). Each of the Global Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Strategic Macro Fund is a non-diversified, open-end management investment company.

The following replaces the “Investment Objectives and Policies—Dynamic Emerging Markets Debt Fund” section of the SAI in its entirety:

General Information Regarding the Total Emerging Markets Income Fund

The Total Emerging Markets Income Fund seeks current income and as a secondary objective the Fund seeks capital appreciation. The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities, equity investments and currencies of issuers in emerging market countries and other instruments, including credit linked notes, ETFs, futures and other investments, with similar economic exposures. Such securities and instruments may be denominated in U.S. Dollars or in non-U.S. currencies. The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its Net Assets to fixed income investments and of approximately 40% of its Net Assets to equity investments. The Investment Adviser may change the allocations to fixed income investments and equity investments opportunistically based on the market environment, top-down macro views, or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment.

For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, emerging market countries include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. The majority of these countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to an emerging market country, the Investment Adviser will consider whether the issuer:

⬛	Has a class of securities whose principal securities market is in an emerging market country;
⬛	Has its principal office in an emerging market country;
⬛	Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more emerging market countries;
⬛	Maintains 50% or more of its assets in one or more emerging market countries; or

⬛	Is otherwise determined to be economically tied to an emerging market country by the Investment Adviser in its discretion.

For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.

The Fund may also make currency investments, particularly longer-dated forward contracts that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. Additionally, the Fund intends to use structured securities and derivatives, including but not limited to credit linked notes, financial futures contracts, treasury futures contracts, forward contracts, total return swap contracts, credit default swap contracts, and interest rate swap contracts, to attempt to improve the performance of the Fund, to hedge the Fund’s investments, and/or to gain exposure to certain countries or currencies.

The Investment Adviser may use derivative instruments such as forwards and futures in the Fund in an attempt to hedge its currency exposures. However, due to the limited market for these instruments in emerging market countries, a significant portion of the Fund’s currency exposure in emerging market countries may not be covered by such instruments.

The Investment Adviser applies a risk budgeting approach to develop the baseline allocation of the Fund. This risk budget or allocation of portfolio risk is done relative to the Fund’s benchmark such that the sources of tracking error are relatively balanced across top-down and bottom-up strategies. The baseline allocation is adjusted by the Investment Adviser in order to opportunistically capture changes in markets, the economic cycle and macroeconomic environment. The Fund’s positioning may therefore change over time based on these short- to medium-term market views on dislocations and attractive investment opportunities. These views may impact the relative weighting across asset classes, the allocation to geographies, sectors and industries, as well as the Fund’s duration and currency exposure. Market views may be developed from multiple sources, including the Investment Adviser’s fundamental analysis of the economy, the market cycle, asset class valuation, security valuation, regulatory and policy action, and market technical or trading factors.

Fixed Income Strategies.  The Investment Adviser’s EMD investment philosophy is to manage the Fund’s fixed income investments to strive to generate returns through an active, research-intensive, risk-managed approach. The Investment Adviser seeks to add value through country allocation, security selection, and market exposure strategies.

The Investment Adviser believes that active management focused on fundamental research is critical for achieving long-term value for its clients’ portfolios. Emerging markets can offer an attractive risk/return profile for investors who have the proper resources and experience to exploit the myriad opportunities in the market. The Investment Adviser’s process is built on fundamental analysis of emerging market countries and securities. In addition, the Investment Adviser’s process focuses on risk-adjusted returns, as the Investment Adviser believes that risk can have a material impact on long-term investment results. As a result, the Investment Adviser diversifies across sovereign credits and employs proprietary tools to manage overall portfolio risks.

Types of Securities Used.  EMD comprises fixed income securities issued mainly by governments, but also by quasi-sovereigns and corporations, of developing countries. The Investment Adviser typically expresses its view on a relative-to-benchmark basis, overweighting those securities the Investment Adviser believes will outperform and underweighting those countries the Investment Adviser believes will underperform.

The types of financial instruments used in the Fund include Eurobonds, Brady bonds, tradable bank loans, local bonds and other securities, which can include their associated derivatives. The EMD team may invest in liquid, long duration securities and employ active trading strategies that exploit market inefficiencies and arbitrage opportunities (e.g., between Brady Bonds and global bonds) that often exist in the EMD market. Given the limited diversification within the EMD sector, buying longer dated, more liquid, lower dollar price securities may be a preferred strategy.

Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.

Research.  Being part of the Investment Adviser’s wider Fixed Income and Currency Team, the EMD team interacts with the Investment Adviser’s fixed income and currency analysts and portfolio managers based in New York, London, Singapore, and Tokyo. The Fixed Income and Currency Team employs a broad analysis of the macro-economic environment, credit risk factors, and quantitative relationships and plays a vital role in aspects of portfolio construction and strategy.

In addition to internal research, the Investment Adviser may utilize external sources in its analysis and seek information from external consultants and sell-side economists and strategists. The Investment Adviser’s EMD team may draw on the resources of Goldman Sachs (e.g., GSAM Emerging Market Foreign Exchange, Emerging Market Equity and Quantitative Strategy) in the country and security selection process. The Investment Adviser’s research analysts also travel to emerging market countries to seek additional insight on the macroeconomic and political developments. The Investment Adviser’s research analysts also obtain research publications from broker-dealers, supranational organizations (e.g., the International Monetary Fund), and academic sources.

Portfolio managers and research analysts have access to external research (e.g., internet websites, publications). In addition, market information is disseminated through electronic communications as well as regularly scheduled meetings. The members of the EMD investment team sit on the trading desk to facilitate efficient and timely flow of market information.

Based on macroeconomic and political considerations, the Investment Adviser will have a negative, neutral, or positive recommendation on various emerging market countries. In addition to these recommendations, the Investment Adviser considers which are the most attractive securities within those countries.

Equity Strategies.  The Investment Adviser’s Emerging Markets Equity (“EME”) investment philosophy is to manage the Fund’s equity investments using an active security selection driven by a consistent investment process implemented by globally based investors. In selecting securities, the Investment Adviser uses a bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity investments for the Fund are evaluated based on three key factors—business, management and valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser’s opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to ensure that deviations from the benchmark are justifiable. Additionally, although the focus is bottom-up, the Investment Adviser still considers the macro factors affecting various countries from the view of the individual investor.

Types of Securities Used.  EME comprises of common stocks, depositary receipts, preferred stocks, interests in real estate investment trusts (“REITs”), convertible debt obligations , convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, interests in master limited partnerships (“MLPs”), shares of affiliated and unaffiliated investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps, futures contracts and participation notes) that have economic characteristics similar to equity securities (“equity investments”).

Research.  The Investment Adviser utilizes first-hand fundamental research, including visiting company facilities to assess operations and to meet decision-makers, in choosing the Fund’s securities. The Investment Adviser may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. The Investment Adviser is able to draw on the research and market expertise of the Goldman Sachs Global Investment Research Department and other affiliates of the Investment Adviser, as well as information provided by other securities dealers. Equity investments in the Fund’s portfolio will generally be sold when the Investment Adviser believes that the market price fully reflects or exceeds the investments’ fundamental valuation or when other more attractive investments are identified.

The “Equity Investments,” “Equity Swaps” and “Real Estate Investment Trusts” sub-sections under the “Description of Investment Securities and Practices” section of the SAI are modified to reflect that the Total Emerging Markets Income Fund (i) may purchase equity investments; (ii) may enter into equity swap contracts; and (iii) may invest in shares of REITs.

The following paragraphs are added before the “Foreign Government Obligations” sub-section under the “Description of Investment Securities and Practices—Foreign Investments” section of the SAI:

The Total Emerging Markets Income Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and TDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and TDRs are not necessarily quoted in the same currency as the underlying security.

To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, the Fund may avoid currency risks during the settlement period for purchases and sales.

The following are added as new sub-sections under the “Description of Investment Securities and Practices” section of the SAI:

Investment in Unseasoned Companies

The Total Emerging Markets Income Fund may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Participation Notes

The Total Emerging Markets Income Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

All references to the “Dynamic Emerging Markets Debt Fund” are removed from the “Description of Investment Securities and Practices—Non-Diversified Status” section of the SAI.

The following sentence is inserted as a new paragraph immediately below paragraph (8) under the “Investment Restrictions—Fundamental Investment Restrictions” of the SAI:

The Total Emerging Markets Income Fund was previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Fund’s classification has changed from non-diversified to diversified, and the Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, the Fund may not make any investment inconsistent with the Fund’s classification as a diversified company under the Act.

Effective January 1, 2018, the following row replaces the “Dynamic Emerging Markets Debt” row of the table in the “Distribution” section of the Prospectus:

	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Total Emerging Markets Income	Monthly	Monthly	Annually

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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